                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

[X]  Filed by the Registrant

[ ]  Filed by a party other than the Registrant


[X]  Definitive Proxy Statement

                                  DISC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                   DISC, INC.
                              372 TURQUOISE STREET
                               MILPITAS, CA 95035
                                 (408) 934-7000

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                         TO BE HELD SEPTEMBER 20, 2001

     The 2001 Annual Meeting of Shareholders of DISC, Inc., a California corporation (the "Company"), will be held at the Company's facility located at 372 Turquoise Street, Milpitas, California on Thursday, September 20, 2001 beginning at 9:00 a.m. local time, for the following purposes:

          1. To elect six (6) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

          2. To approve and ratify an amendment to the Company's 1990 Stock Plan (the "1990 Plan"), as amended most recently in 2000, to increase the number of shares of Common Stock issuable and reserved for issuance thereunder by 1,200,000 shares, bringing the total number of shares of Common Stock subject thereto to 2,800,000.

          3. To approve the adoption of the Company's 2001 Stock Plan.

          4. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2001.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on August 20, 2001 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope for that purpose. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors,

                                          J. Richard Ellis
                                          President and Chief Executive Officer

Milpitas, California
August 21, 2001

                                PROXY STATEMENT
                    FOR 2001 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                                   DISC, INC.

GENERAL

     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished to the shareholders of DISC, Inc., a California corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2001 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Company's facility at 372 Turquoise Street, Milpitas, California 95035, on Thursday, September 20, 2001 at 9:00 A.M., local time, and any and all postponements or adjournments thereof. The purposes of the annual meeting are set forth in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. These proxy materials are being mailed on or about August 21, 2001 to all holders of the Company's Common Stock, and Series C through DD Preferred Stock ("Preferred Stock") of record as of August 20, 2001.

PERSONS MAKING THE SOLICITATION

     THIS SOLICITATION IS MADE BY THE BOARD OF DIRECTORS OF THE COMPANY ON BEHALF OF THE COMPANY. All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company by telephone, telegraph, telefax or telex, in person or otherwise, without additional compensation. The Company will also request that brokerage firms, nominees, custodians and fiduciaries forward proxy materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such material.

VOTING AT THE MEETING

     Holders of record of the Company's Common Stock and Preferred Stock at the close of business on August 20, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. On that date, 4,814,847 shares of Common Stock, 372,296 shares of Series C Preferred Stock, 333,333 shares of Series D Preferred Stock, 375,000 shares of Series E Preferred Stock, 250,000 shares of Series F Preferred Stock, 97,500 shares of Series G Preferred Stock, 26,109 shares of Series H Preferred Stock, 167,065 shares of Series I Preferred Stock, 244,966 shares of Series J Preferred Stock, 235,110 shares of Series K Preferred Stock, 199,275 shares of Series L Preferred Stock, 179,372 shares of Series M Preferred Stock, 666,667 shares of Series N Preferred Stock, 1,320,755 shares of Series O Preferred Stock, 36,585 shares of Series P Preferred Stock, 112,097 shares of Series Q Preferred Stock, 86,207 shares of Series R Preferred Stock, 96,875 shares of Series S Preferred Stock, 16,089 shares of Series T Preferred Stock, 38,961 shares of Series U Preferred Stock, 66,038 shares of Series V Preferred Stock, 30,201 shares of Series W Preferred Stock, 32,800 shares of Series X Preferred Stock, 57,592 shares of Series Y Preferred Stock, 39,906 shares of Series Z Preferred Stock, 60,774 shares of Series AA Preferred Stock, 71,038 shares of Series BB Preferred Stock, 70,988 shares of Series CC Preferred Stock and 60,000 shares of Series DD Preferred Stock were issued and outstanding. Each share of Common Stock has one vote. Pursuant to the Company's Amended and Restated Articles of Incorporation, the Company's outstanding shares of Preferred Stock vote together with the Common Stock on all matters except as required by law, and each share of Preferred Stock is entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible. Each share of the Company's Series C, D, E, I, J, K, L, M, N and O Preferred Stock is convertible into one share of Common Stock and is entitled to one vote per share. Each share of the Company's Series F Preferred Stock is convertible into two shares of Common Stock and is entitled to two votes per share. Each share of Series G, H and P through DD Preferred Stock is convertible into ten shares of Common Stock and is entitled to ten votes per share.

     An automated system administered by the Company's transfer agent will tabulate votes cast at the Annual Meeting. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal and broker non-votes are not counted as votes for or against a proposal nor as votes present and voting on the proposal.

SECURITY OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock and Preferred Stock of the Company as of August 20, 2001, as to (a) all directors and nominees for director, (b) the named executive officers identified in the Summary Compensation Table located at page 6, (c) all directors and executive officers as a group, and (d) each person known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities. Each share of the Company's Series C, Series D, Series E and Series I through Series O Preferred Stock is convertible into one share of Common Stock and is entitled to one vote per share. Each share of the Company's Series F Preferred Stock is convertible into two shares of Common Stock and is entitled to two votes per share. Each share of Series G, Series H and Series P through Series CC Preferred Stock is convertible into ten shares of Common Stock and is entitled to ten votes per share. Because the Company's outstanding Preferred Stock votes together with and has the same rights to cumulative voting as the Common Stock, the number of shares held by each beneficial owner includes all shares of Common Stock and Preferred Stock on an as-if-converted basis, and "Percentage of Class" represents the percentage of the total of the Company's Common Stock and Preferred Stock, on an as-if-converted basis, issued and outstanding as of August 20, 2001, held by each such beneficial owner. Except as otherwise indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of the Common Stock and Preferred Stock have sole investment and voting power with respect to such shares, subject to applicable community property laws.

                                                    SHARES BENEFICIALLY OWNED
                                                   ----------------------------
                NAME AND ADDRESS                     NUMBER          PERCENTAGE
                ----------------                   ----------        ----------
MK Global Ventures+..............................     769,558(1)         3.4%
MK Global Ventures II+...........................     769,250(2)         3.4%
MK GVD Fund+.....................................  17,660,906(3)        79.0%
Michael D. Kaufman+..............................  19,254,714(4)(7)     85.9%
J. Richard Ellis++...............................     239,167(5)         1.1%
Frank T. Connors++...............................     142,558(6)           *
F. Rigdon Currie++...............................      55,000(7)           *
Arch J. McGill++.................................      60,000(7)           *
Michael A. McManus, Jr.++........................      72,500(7)           *
Brian Irvine++...................................      65,438(8)           *
Robert Cellucci++................................      48,958(9)           *
Henry Madrid++...................................      93,161(10)          *
Robert W. Riland III++...........................     117,500(11)          *
Directors and Executive Officers as a group (ten
  (10) persons)..................................  20,148,996(12)       87.1%

---------------
  *  Less than 1%

  + The address of such beneficial owner is 2471 E. Bayshore Road, Palo Alto, CA 94303.

  ++ The address of such beneficial owner is c/o DISC, Inc., 372 Turquoise Street, Milpitas, CA 95035.

 (1) MK Global Ventures beneficially owns 759,093 shares of Common Stock and 10,465 shares of Series C Preferred Stock. See the first paragraph of this section for a description of the conversion and voting rights with respect to the Series C Preferred Stock.

 (2) MK Global Ventures II beneficially owns 310,462 shares of Common Stock; 361,831 shares of Series C Preferred Stock and 77,566 shares of Series I Preferred Stock. See the first paragraph of this section for a description of the conversion and voting rights with respect to the Series C and Series I Preferred

     Stock. Beneficial ownership also includes warrants for 19,391 shares of Common Stock exercisable on September 30, 2001 or within 60 days thereafter.

 (3) MK GVD Fund beneficially owns 595,049 shares of Common Stock; 333,333 shares, of the Series D Preferred Stock; 375,000 shares of the Series E Preferred Stock; 250,000 shares of the Series F Preferred Stock; 97,500 shares of the Series G Preferred Stock; 26,109 shares of the Series H Preferred Stock; 89,499 shares of the Series I Preferred Stock; 244,966 shares of the Series J Preferred Stock; 235,110 shares of the Series K Preferred Stock; 199,275 shares of the Series L Preferred Stock; 179,372 shares of the Series M Preferred Stock; 666,667 shares of the Series N Preferred Stock; 1,320,755 shares of the Series O Preferred Stock; 36,585 shares of the Series P Preferred Stock; 112,097 shares of the Series Q Preferred Stock; 86,207 shares of the Series R Preferred Stock; 96,875 shares of the Series S Preferred Stock; 16,089 shares of the Series T Preferred Stock; 38,961 shares of the Series U Preferred Stock; 66,038 shares of the Series V Preferred Stock; 30,201 shares of the Series W Preferred Stock; 32,800 shares of the Series X Preferred Stock; and 57,592 shares of the Series Y Preferred Stock; 39,906 of the Series Z Preferred Stock; 60,774 of the Series AA Preferred Stock; 71,038 of the Series BB Preferred Stock; 70,988 of the Series CC Preferred Stock; and 60,000 of the Series DD Preferred Stock. See the first paragraph of this Item 12 for a description of the conversion and voting rights with respect to the different series of Preferred Stock. Beneficial ownership also includes warrants for 2,924,281 shares of Common Stock exercisable on September 30, 2001 or within 60 days thereafter.

 (4) Includes Common Stock, Preferred Stock and warrants beneficially owned by MK Global Ventures, MK Global Ventures II and MK GVD Fund, as separately described in notes (1), (2) and (3) above. Mr. Kaufman is the managing general partner of each of those funds.

 (5) Includes 229,167 shares of Common Stock issuable upon exercise of stock options exercisable on September 30, 2001 or within 60 days thereafter.

 (6) Includes 85,000 shares of Common Stock issuable upon exercise of stock options exercisable on September 30, 2001 or within 60 days thereafter.

 (7) Includes 55,000 shares of Common Stock issuable upon exercise of stock options exercisable on September 30, 2001 or within 60 days thereafter.

 (8) Includes 61,458 shares of Common Stock issuable upon exercise of stock options exercisable on September 30, 2001 or within 60 days thereafter.

 (9) Includes 40,833 shares of Common Stock issuable upon exercise of stock options exercisable on September 30, 2001 or within 60 days thereafter.

(10) Includes 48,958 shares of Common Stock issuable upon exercise of stock options exercisable on September 30, 2001 or within 60 days thereafter.

(11) Includes 67,500 shares of Common Stock issuable upon exercise of stock options exercisable on September 30, 2001 or within 60 days thereafter.

(12) Includes 784,583 shares of Common Stock issuable upon exercise of stock options and warrants for 2,943,672 shares of Common Stock exercisable on September 30, 2001 or within 60 days thereafter.

PROXY/VOTING INSTRUCTION CARDS AND REVOCABILITY OF PROXY

     When the proxy in the enclosed form is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions indicated on the Proxy Card by the shareholder or, if no instructions are indicated, will be voted "FOR" the slate of directors described herein, "FOR" the amendment to the 1990 Stock Plan, "FOR" approval of the adoption of the 2001 Stock Plan, "FOR" the appointment of PriceWaterhouseCoopers LLP as independent auditors of the Company, and as to any other matter that may be properly brought before the Annual Meeting, in accordance with the judgment of the proxy holder. A proxy may be revoked by a shareholder prior to the voting at the Annual Meeting by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

     A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's six nominees named below, all of whom are presently directors of the Company. If any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of Shareholders or until his successor has been elected and qualified. Election of the six nominees to the Board of Directors will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together, present or represented at the Annual Meeting and entitled to vote.

     In accordance with California law, each shareholder voting in the election of directors may cumulate his or her votes and give any one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote at the meeting or to distribute those votes on the same principle among as many candidates as the shareholder may elect, if (i) the name of the candidate for whom such votes are cast has been properly placed in nomination prior to the voting, and (ii) a shareholder has given notice at the meeting prior to voting of that shareholder's intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have properly been placed in nomination. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected. Votes against any candidate and votes withheld shall have no legal effect.

     The Board of Directors is soliciting discretionary authority to cumulate votes represented by proxies and (unless authority to do so is withheld) to distribute the total of such votes among the nominees in such numbers as may be determined by the named proxies. In the event nominations are made in opposition to the nominees of the Board of Directors, it is the intention of the persons named in the enclosed proxy to cumulate votes represented by proxies for individual nominees in accordance with their best judgment in order to assure the election of as many of the management nominees to the Board of Directors as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED BELOW.

     The names of the nominees and certain information about them are set forth below:

               NAME                 AGE              POSITIONS HELD
               ----                 ---              --------------
J. Richard Ellis .................  56     Chairman of the Board, President
                                           and Chief Executive Officer
Frank T. Connors .................  67     Director and Secretary
Michael D. Kaufman ...............  60     Director
F. Rigdon Currie..................  71     Director
Arch J. McGill ...................  69     Director
Michael A. McManus, Jr. ..........  58     Director

     J. RICHARD ELLIS joined the Company as President and Chief Operating Officer in July 1994 and became Chief Executive Officer in January 1995. Mr. Ellis was appointed to the Board of Directors on July 13, 1994 and became Chairman of the Board of Directors in August 1996.

     FRANK T. CONNORS has been a director of the Company since June 1988 and Secretary of the Company since May 1990. From May 1990 to December 1994, Mr. Connors was Chief Executive Officer of the Company. Mr. Connors is Chairman of the Board of Directors of STM Wireless, Inc., a manufacturer of satellite communication networks.

     MICHAEL D. KAUFMAN became a director of the Company in December 1988. Since October 1987, he has been the Managing General Partner of MK Global Ventures, MK Global Ventures II and MK GVD FUND of Palo Alto, California, venture capital firms specializing in early-stage and start-up financing of high technology companies. Mr. Kaufman also serves on the Boards of Directors of Davox Corp., a telecommunications company, Hypermedia Communications, Inc., which publishes Newmedia magazine, a periodical dedicated to interactive multimedia technology, Syntellect Inc., a telecommunications company, and Asante Technologies Inc., a networking company.

     F. RIGDON CURRIE became a director of the Company in December 1988. Since February 1988, he has been Special Limited Partner of MK Global Ventures II and MK GVD FUND. Mr. Currie serves on the Board of Directors of QMS Inc., a manufacturer of monochrome and color laser printers, Synbiotics Corporation, a manufacturer of animal health test kits and instruments and several private companies.

     ARCH J. McGILL became a director of the Company in August 1993. Since October 1985, he has been President of Chardonnay, Inc., a venture capital investment and executive business advisory services company. Mr. McGill serves on the Boards of Directors of ACT Networks, Inc., a manufacturer of network access products, and CIBER, Inc., a provider of system integration services.

     MICHAEL A. McMANUS, JR. became a director of the Company in August 1993. He is presently the President and Chief Executive Officer of Misonix, Inc., a medical device company. From November 1991 to March 1998, he was President and Chief Executive Officer of New York Bancorp, Inc., the holding company for Home Federal Savings Bank. Mr. McManus also serves on the Boards of Directors of National Wireless Holdings Inc., a communications company, Novavax, Inc., a biopharmaceutical company and the United States Olympic Committee.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of five meetings during 2000 with 100% attendance at each meeting with the exception of Frank Connors, who was absent from two meetings and Arch J. McGill, who was absent from one meeting. The Board of Directors has a Compensation Committee and an Audit Committee. The functions of the Compensation Committee include advising the Company on salaries and incentive compensation for employees of, and consultants to, the Company. The Compensation Committee, which consists of Messrs. Connors, McManus and Currie, held one meeting during 2000 with 100% attendance. The Audit Committee is responsible for recommending to the Board of Directors the appointment of the Company's outside auditors, examining the results of audits and reviewing internal accounting controls. The Audit Committee, which consists of Messrs. McManus, Connors and McGill, held one meeting during 2000, with 100% attendance.

OTHER EXECUTIVE OFFICERS

     HENRY MADRID, 44, a certified public accountant, joined the Company as Vice President of Finance and Chief Financial Officer in January 1990.

     BRIAN IRVINE, 55, joined the Company in April 1990, and has held various engineering positions in the Company including Director of Engineering before being promoted to Vice President of Engineering in December 1997.

     ROBERT CELLUCCI, 59, joined the Company in February 1998 as the Vice President of Operations. Prior to joining the Company, from 1994 to August 1997, Mr. Cellucci served as the Vice President of Operations at Ion Systems, a manufacturer of static control equipment and systems, and from September 1997 to January 1998 served as Manufacturing and Materials consultant for Cyberdent, a dental equipment start-up.

     ROBERT RILAND III, 37, joined us in March 2000 as Vice President of Marketing and was promoted to Vice President of Sales and Marketing in July 2000. From July 1997 to February 2000, Mr. Riland served as Vice President of Sales at Maxoptix Corporation, a manufacturer of high capacity magneto-optical drives and library systems, and from August 1989 to June 1997, served as Director of Sales and Marketing for U-tron Technologies, Inc., a manufacturer of personal computers, workstations and servers.

     There are no family relationships between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

EXECUTIVE COMPENSATION

     The following Summary Compensation Table shows compensation paid by the Company for services rendered during fiscal years 2000, 1999 and 1998 by the Company's Chief Executive Officer and the other executive officers of the Company who received salary and bonus compensation that exceeded $100,000 in fiscal year 2000 (the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG-TERM COMPENSATION
                                                                       -----------------------------
                                               ANNUAL COMPENSATION     SECURITIES
                                               --------------------    UNDERLYING       ALL OTHER
         NAME AND PRINCIPAL POSITION           YEAR    SALARY($)(1)    OPTIONS(2)    COMPENSATION($)
         ---------------------------           ----    ------------    ----------    ---------------
J. Richard Ellis.............................  2000      173,000        200,000           1,000(3)
President and Chief Executive Officer          1999      165,000             --           1,000(3)
                                               1998      157,000        225,000+          1,000(3)
Henry Madrid.................................  2000      126,000        100,000           1,000(3)
Vice President, Finance and                    1999      116,000             --           1,000(3)
Chief Financial Officer                        1998      115,000         50,000+          1,000(3)
Brian Irvine.................................  2000      120,000         35,000           1,000(3)
Vice President, Engineering                    1999      114,000             --           1,000(3)
                                               1998      109,000         65,000+          1,000(3)
Robert Cellucci..............................  2000      122,000         35,000           1,000(3)
Vice President, Operations(4)                  1999      109,000             --           1,000(3)
                                               1998       97,000         50,000           1,000(3)
Robert W. Riland III.........................  2000      143,000        240,000           1,000(3)
Vice President, Sales and                      1999           --             --              --
Marketing(5)                                   1998           --             --              --
                                               ====      =======        =======           =====

---------------
 + Option grants reflect repricing of options previously granted pursuant to the Company's 1990 Stock Plan.

(1) No bonuses were paid during 2000.

(2) Options are awarded pursuant to the Company's Stock Plan, which is administered by the Board of Directors. The Board of Directors determines the eligibility of employees and consultants, the number of shares to be granted and the terms of such grants.

(3) The amounts shown represent life insurance premiums paid by the Company.

(4) Mr. Cellucci joined the Company in February 1998.

(5) Mr. Riland joined us in March 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth, as to the named executive officers, certain information relating to stock options granted during fiscal year 2000.

                                           INDIVIDUAL GRANTS
                          ---------------------------------------------------    POTENTIAL REALIZABLE VALUE AT
                          NUMBER OF                                               ASSUMED ANNUAL RATE OF STOCK
                          SECURITIES    PERCENT OF                               PRICE APPRECIATION FOR OPTION
                          UNDERLYING   TOTAL OPTIONS   EXERCISE                             TERM(4)
                           OPTIONS      GRANTED TO     PRICE PER   EXPIRATION    ------------------------------
          NAME            GRANTED(1)   EMPLOYEES(2)    SHARE(3)       DATE            5%               10%
          ----            ----------   -------------   ---------   ----------    -------------    -------------
J. Richard Ellis........   200,000         22.2%         $3.25      11/09/05      $179,583.02      $396,831.50
Henry Madrid............   100,000         11.1           3.25      11/09/05        89,791.51       198,415.75
Brian Irvine............    35,000          3.9           3.25      11/09/05        31,427.03        69,445.51
Robert Cellucci.........    35,000          3.9           3.25      11/09/05        31,427.03        69,445.51
Robert W. Riland III....   100,000         11.1           3.00      05/06/05        89,791.51       198,415.75
               .........   140,000         15.6           3.25      11/09/05       116,038.26       256,414.20

---------------
(1) Options were granted under our 1990 Plan.

(2) Based on an aggregate of 900,000 options granted by us in the year ended December 31, 2000 to our employees, directors and consultants, including the named executive officers.

(3) Options were granted at an exercise price equal to the fair market value per share of common stock on the grant date, as determined by our board of directors.

(4) The potential realizable value is calculated based on the term of the option at its time of grant, or five years. The table also sets forth the potential realizable value over the term of the options, the period from the grant date to the expiration date, based on assumed rates of stock appreciation of 5% and 10% compounded annually. These amounts are presented in accordance with rules promulgated by the Securities and Exchange Commission and do not represent our estimate of future stock price performance. Actual realizable values, if any, of stock options will depend on the future performance of the common stock.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

     The following table provides information on the value of options exercised in fiscal 2000 and the value of unexercised in-the-money options held by the named executive officers as of December 31, 2000.

                                                             NUMBER OF SECURITIES
                                                                  UNDERLYING               VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                   SHARES                    AT DECEMBER 31, 2000         AT DECEMBER 31, 2000(1)
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                 EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------   -----------   -------------
J. Richard Ellis...............       --          --        149,479        275,521       $200,000       $110,000
Henry Madrid...................       --          --         34,375        115,625         44,000         24,000
Brian Irvine...................       --          --         42,708         57,292         58,000         32,000
Robert Cellucci................       --          --         33,021         51,979         44,000         24,000
Robert W. Riland III...........       --          --         22,500        217,500             --             --

---------------
(1) Market value of underlying securities at year-end minus the exercise price of "in-the-money" options. The closing sale price for the Company's Common Stock as of December 29, 2000 on the NASDAQ Small Cap Market System was $2.125.

COMPENSATION OF DIRECTORS

     Pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors, each non-employee director receives an initial grant of options to purchase 25,000 shares of the Company's Common Stock upon commencement of service as a director. In addition to the initial grant of 25,000 options, each non-employee director is granted an option to purchase 5,000 shares of the Company's Common Stock during each year of service as a director commencing with fiscal year 1995.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Frank T. Connors, Michael A. McManus, Jr. and F. Rigdon Currie comprised the Board's Compensation Committee during fiscal 2000. Mr. Connors has been Secretary of the Company since May 1990 and was Chief Executive Officer of the Company from May 1990 to December 1994. Neither Mr. McManus nor Mr. Currie was during fiscal 2000 an officer or employee of the Company, and neither has been an officer or employee of the Company. See "Certain Relationships and Related Transactions" below for a discussion of certain relationships and transactions between Mr. Currie and the Company. During fiscal year 2000, no executive officer of the Company (i) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on the Company's Compensation Committee, (ii) served as a director of another entity, one of whose executive officers served on the Company's Compensation Committee, or (iii) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon its review of the copies of reporting forms furnished to the Company, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock with respect to the Company's fiscal year ended December 31, 2000 were satisfied.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the quarter ended March 31, 2000, we issued $820,000 in principal amount of subordinated convertible debentures to MK GVD Fund. On March 31, 2000, these debentures were converted into 32,800 shares of the Series X Preferred Stock, each initially convertible into ten shares of common stock at a price of $2.50 per share, and warrants to purchase 82,000 shares of common stock at an exercise price of $3.13 per share.

     During the quarter ended June 30, 2000, we issued $1,100,000 in principal amount of subordinated convertible debentures to MK GVD Fund. On June 30, 2000, these debentures were converted into 57,592 shares of Series Y Preferred Stock, each initially convertible into ten shares of common stock at a price of $1.91 per share, and warrants to purchase 143,979 shares of common stock at an exercise price of $2.39 per share.

     During the quarter ended September 30, 2000, we issued $850,000 in principal amount of subordinated convertible debentures to MK GVD Fund. On September 30, 2000, these debentures were converted into 39,906 shares of Series Z Preferred Stock, each initially convertible into ten shares of common stock at a price of $2.13 per share, and warrants to purchase 99,765 shares of common stock at an exercise price of $2.66 per share.

     During the quarter ended December 31, 2000, we issued $1,100,000 in principal amount of subordinated convertible debentures to MK GVD Fund. On December 31, 2000, these debentures were converted into 60,774 shares of Series AA Preferred Stock each initially convertible into ten shares of common stock at a price of $1.81 per share, and warrants to purchase 151,933 shares of common stock at an exercise price of $2.26 per share.

     The above transactions were unanimously approved by the Board of Directors of the Company. Michael D. Kaufman, a director of the Company, is the managing general partner of MK GVD Fund and MK Global Ventures II and beneficial owner of more than 5% of the voting stock of the Company. F. Rigdon Currie, a director of the Company, was, and continues to be, special limited partner of MK GVD Fund and

MK Global Ventures II. However, the Company believes that the terms and provisions of the above transactions were as fair to the Company as they could have been if made with unaffiliated third parties.

                                  PROPOSAL TWO

                     AMENDMENT TO COMPANY'S 1990 STOCK PLAN

     The Company is asking stockholders to approve an amendment (the "Amendment") to the Company's 1990 Stock Plan (the "1990 Plan") to increase the number of shares of the Company's common stock ("Shares") reserved for issuance under the 1990 Plan from 1,600,000 to 2,800,000 so that the Company can continue to use the Plan to achieve the Company's goals until the Plan terminates. On November 9, 2000, the Board of Directors approved the Amendment to the 1990 Plan, subject to approval from stockholders at the Annual Meeting. Approval of the Amendment requires the affirmative vote of the holders of a majority of shares of Common Stock and Preferred Stock, which are present or by proxy and entitled to vote at the Annual Meeting. The Company's named executive officers have an interest in this proposal.

     A total of 1,600,000 Shares were previously reserved for issuance under the 1990 Plan. As of August 15, 2001, 2,416,000 Shares were subject to outstanding awards granted under the 1990 Plan, and 131,000 Shares remained available for any new awards to be granted in the future, subject to approval from stockholders at the Annual Meeting. Approval from stockholders of the Amendment to increase the number of Shares reserved under the 1990 Plan by 1,200,000 will also constitute approval of options to purchase 1,745,000 Shares granted during fiscal year 2000 and 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1990 PLAN ADDING 1,200,000 SHARES OF COMMON STOCK TO THE POOL OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

     The Company believes strongly that the approval of the Amendment is essential to its continued success. Stock options and other awards such as those provided under the 1990 Plan are vital to the Company's ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to the Company's ability to motivate employees to achieve the Company's goals.

DESCRIPTION OF THE 1990 PLAN

     The following paragraphs provide a summary of the principal features of the 1990 Plan, as amended and its operation. The following summary is qualified in its entirety by reference to a complete copy of the 1990 Plan which has been filed with the Securities and Exchange Commission concurrently with the filing of this Proxy Statement and can be accessed at www.sec.gov as Appendix B to the Proxy Statement.

BACKGROUND AND PURPOSE OF THE PLAN

     The 1990 Plan permits the grant of the following types of incentive awards:
(1) stock options, and (2) restricted stock (individually, an "Award"). The Plan is intended to enable the Company to retain the services of existing executive personnel and key employees of the Company, to attract and retain competent new executive personnel and employees, to provide an incentive to all such personnel and employees to devote their utmost effort and skill to the advancement and betterment of the Company by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company. The 1990 Plan also is intended to allow consultants, business associates and others with important business relationships with the Company the opportunity to participate in the ownership of the Company and thereby have an interest in success and increased value of the Company.

ADMINISTRATION OF THE PLAN

     The 1990 Plan may be administered by the Board of Directors or by a committee of the Board (the "Administrator") constituted to comply with federal and state law applicable to the administration of similar plans, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The 1990

Plan currently is administered by the Board of Directors. The Administrator has sole discretion, subject to the terms of the 1990 Plan, to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 1990 Plan and outstanding Awards. Determinations of the Administrator as to all matters of interpretation of the 1990 Plan are final and binding upon all participants and prospective participants of the 1990 Plan.

ELIGIBILITY TO RECEIVE AWARDS

     The Administrator selects the employees and consultants who will be granted Awards under the 1990 Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Administrator has the discretion to select the participants.

STOCK OPTIONS

     A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the 1990 Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The number of Shares covered by each option will be determined by the Administrator.

     The exercise price of the Shares subject to each option is set by the Administrator but the exercise price of the Shares covered by each incentive stock option cannot be less than 100% of the fair market value (on the date of grant) of such Shares, and the exercise price in the case of nonstatutory stock options cannot be less than 85% of the fair market value (on the date of grant) of such Shares. (In rare circumstances, the exercise price of an incentive stock option must be at least 110% of the fair market value of the Shares subject to the option at the time of grant.) For purposes of the 1990 Plan, "fair market value" generally means the closing sale price of the Shares for the day in question. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

     The Administrator establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Administrator. Options granted under the 1990 Plan expire at the times established by the Administrator, but generally not later than 10 years after the grant date.

     The exercise price of each option granted under the 1990 Plan must be paid in full at the time of exercise. The Administrator may permit payment through cash, check, the tender of Shares that are already owned by the participant, promissory note or other methods described in the 1990 Plan. Any taxes required to be withheld must be paid by the participant at the time of exercise.

RESTRICTED STOCK

     Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Administrator. The number of Shares of restricted stock granted to any employee or consultant will be determined by the Administrator. The purchase price of restricted stock shall not be less than 50% of the fair market value of such Shares on the date of the offer.

     In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Administrator may impose whatever conditions to vesting as it determines to be appropriate.

AWARDS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS

     The number of Awards that an employee or consultant may receive under the 1990 Plan is in the discretion of the Administrator and therefore cannot be determined in advance. To date, all Awards under the 1990 Plan have taken the form of stock option grants, accordingly, the following table sets forth (a) the aggregate number of Shares subject to options granted under the 1990 Plan during 2000, and (b) the average per Share exercise price of such options.

                                              NUMBER OF OPTIONS    AVERAGE PER SHARE
        NAME OF INDIVIDUAL OR GROUP                GRANTED          EXERCISE PRICE
        ---------------------------           -----------------    -----------------
J. Richard Ellis............................       200,000               $3.25
President and Chief Executive Officer
Henry Madrid................................       100,000               $3.25
Vice President, Finance and
Chief Financial Officer
Brian Irvine................................        35,000               $3.25
Vice President, Engineering
Robert Cellucci.............................        35,000               $3.25
Vice President, Operations
Robert W. Riland III........................       240,000               $3.10
Vice President, Sales and Marketing
All executive officers, as a group..........       610,000               $3.19
All directors who are not executive officers
as a group(1)...............................           n/a                 n/a
All employees who are not executive officers
as a group..................................       290,000               $3.34

---------------
(1) The Company's non-employee directors are ineligible to participate in the 1990 Plan. Instead, they are eligible to participate in the Company's 1995 Stock Option Plan for Non-Employee Directors.

LIMITED TRANSFERABILITY OF AWARDS

     Awards granted under the 1990 Plan generally may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

     In the event that the Shares are increased or decreased by reason of recapitalization, stock split, combination of Shares, reclassification, reincorporation, stock dividend or any other change in the corporate structure of the Company effected without receipt of consideration by the Company while the 1990 Plan is in effect, appropriate adjustments shall be made by the Board of Directors to the aggregate number of Shares subject to the 1990 Plan, and the number of Shares and the price per Share subject to outstanding Awards, in order to preserve, but not to increase, the benefits to persons then holding Awards.

     In the event of the proposed dissolution or liquidation of the Company, the Board of Directors shall notify each optionee at least fifteen (15) days prior to such proposed action and, to the extent not previously exercised, all options granted under the 1990 Plan shall terminate immediately prior to the consummation of the proposed dissolution or liquidation. In the event that the Company at any time proposes to enter into a merger with or into another corporation, each outstanding Award will be assumed or an equivalent Award substituted by the successor corporation. In the event the successor corporation does not agree to assume or substitute for the Award, the participant shall fully vest in and have the right to exercise such Award. If an Award becomes fully vested and exercisable in lieu of assumption or substitution, the Administrator will notify the participant that the Award is fully exercisable for fifteen (15) days from the date of such notice and that the Award terminates upon expiration of such period.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, alter, suspend or terminate the Plan at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 1990 Plan to the extent necessary and desirable to comply with applicable law. No such amendment, alteration, suspension or termination of the Plan may impair the rights of any participant without his or her consent. Unless terminated earlier, the 1990 Plan will terminate on October 21, 2001.

FEDERAL TAX ASPECTS

     The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 1990 Plan. Tax consequences for any particular individual may be different.

     Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

     Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

     Restricted Stock. A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

     Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option).

                                 PROPOSAL THREE

                APPROVAL OF THE ADOPTION OF THE 2001 STOCK PLAN

     The Company's 1990 Stock Plan will expire October 21, 2001. Consequently, the Board of Directors has approved, subject to stockholder approval, the adoption of the 2001 Stock Plan (the "2001 Plan"), which will replace the 1990 Stock Plan. Approval of the 2001 Plan requires the affirmative vote of the holders of a majority of shares of Common Stock and Preferred Stock, which are present or by proxy and entitled to vote at the Annual Meeting. The Company's named executive officers have an interest in this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE 2001 STOCK PLAN.

     The Company believes strongly that the approval of the 2001 Plan is essential to its continued success. Stock options and other awards such as those provided under the 2001 Plan are vital to the Company's ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to the Company's ability to motivate employees to achieve the Company's goals.

DESCRIPTION OF THE 2001 PLAN

     The following paragraphs provide a summary of the principal features of the 2001 Plan and its operation. The following summary is qualified in its entirety by reference to a complete copy of the 2001 Plan which has been filed with the Securities and Exchange Commission concurrently with the filing of this Proxy Statement and can be accessed at www.sec.gov as Appendix C to this Proxy Statement.

BACKGROUND AND PURPOSE OF THE PLAN

     The 2001 Plan permits the grant of the following types of incentive awards:
(1) stock options, and (2) restricted stock (individually, an "Award"). The Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, and to promote the success of the Company's business.

     The number of shares of the Company's Common Stock ("Shares") authorized to be issued pursuant to Awards granted under the Plan is 400,000 Shares, plus any Shares that have been reserved but not issued under the Company's 1990 Stock Plan (the "1990 Plan") as of October 21, 2001 and any Shares that are returned to the 1990 Plan as a result of the termination of options or the repurchase of Shares issued under the 1990 Plan.

ADMINISTRATION OF THE PLAN

     The 2001 Plan may be administered by the Board of Directors or by a committee of the Board (the "Administrator") constituted to comply with federal and state law applicable to the administration of similar plans, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The 2001 Plan currently is administered by the Board of Directors. The Administrator has sole discretion, subject to the terms of the 2001 Plan, to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2001 Plan and outstanding Awards. Determinations of the Administrator as to all matters of interpretation of the 2001 Plan are final and binding upon all participants of the 2001 Plan and any other holders of Awards.

ELIGIBILITY TO RECEIVE AWARDS

     The Administrator selects the employees and consultants who will be granted Awards under the 2001 Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Administrator has the discretion to select the participants.

STOCK OPTIONS

     A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the 2001 Plan, the Administrator may grant nonstatutory stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The number of Shares covered by each option will be determined by the Administrator.

     The Administrator has the discretion to determine the exercise price of options. (In rare circumstances, the exercise price of an incentive stock option must be at least 110% of the fair market value of the Shares subject to the option at the time of grant.). An exception is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires (in which case the exercise price preserves the economic value of the employee's cancelled stock options from his or her former employer). For purposes of the Plan, "fair market value" generally means the closing sale price of the Shares for the day in question. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

     The Administrator establishes the vesting schedule of each option at the time of grant. Options become exercisable at the times and on the terms established by the Administrator. Options granted under the 2001 Plan expire at the times established by the Administrator.

     The exercise price of each option granted under the 2001 Plan must be paid in full at the time of exercise. The Administrator may permit payment by cash, check, promissory note, other Shares (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any combination of the foregoing, or any other form of consideration permitted by applicable law. Any taxes required to be withheld must be paid by the participant at the time of exercise.

RESTRICTED STOCK

     Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Administrator. The number of Shares of restricted stock granted to any employee or consultant will be determined by the Administrator.

     In determining whether an Award of restricted stock should be made, and/or the vesting schedule for any such Award, the Administrator may impose whatever conditions to vesting as it determines to be appropriate.

AWARDS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS

     The number of Awards that an employee or consultant may receive under the 2001 Plan is in the discretion of the Administrator and therefore cannot be determined in advance. Accordingly, please refer to the table in the "Awards to Be Granted to Certain Individuals and Groups" in Proposal Two for (a) the aggregate number of Shares subject to options granted under the 1990 Stock Plan during 2000, and (b) the average per Share exercise price of such options.

LIMITED TRANSFERABILITY OF AWARDS

     Awards granted under the 2001 Plan generally may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE

     Subject to certain restrictions, the number of Shares which have been authorized for issuance under the Plan, the number of Shares covered by each outstanding Award and the exercise price of each Award will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the Company's capital structure effected without the receipt of consideration. Such adjustment will be made by the Company's Board of Directors, whose determination will be final, binding and conclusive.

     In the event of a proposed liquidation or dissolution, the Administrator will notify any optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date fifteen (15) days prior to the consummation of the liquidation or dissolution. In addition, the Administrator may provide that any restrictions applicable to Shares purchased upon the exercise of an option or to grants of Restricted Stock will lapse as to such Shares if the proposed transaction takes place in the time and manner contemplated. To the extent an option has not previously been exercised, it will terminate immediately prior to the consummation of such liquidation or dissolution.

     In the event of a merger of the Company with or into another corporation or a change of control (as defined in the 2001 Plan), each Award will be assumed or an equivalent option or right substituted by the successor corporation. In the event the successor corporation does not agree to assume or substitute for the Award, the participant shall fully vest in and have the right to exercise such option, including shares not otherwise exercisable, and any restrictions applicable to any Shares purchased upon exercise of an Option or subject to a grant of Restricted Stock shall lapse as to all such Shares. If an option becomes fully vested and exercisable in lieu of assumption or substitution, the Administrator will notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

AMENDMENT AND TERMINATION

     The Board of Directors may amend, alter, suspend or terminate the Plan at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 2001 Plan to the extent necessary and desirable to comply with applicable law. No such amendment, alteration, suspension or termination of the Plan may impair the rights of any participant without his or her consent. Unless terminated earlier, the 2001 Plan will terminate on August 17, 2011.

FEDERAL TAX ASPECTS

     The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2001 Plan. Tax consequences for any particular individual may be different.

     Nonstatutory Stock Options. No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the Shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

     Incentive Stock Options. No taxable income is reportable when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonstatutory stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.

     Restricted Stock. A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

     Tax Effect for the Company. The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to the Company's Chief Executive Officer and to each of the Company's four most highly compensated executive officers.

                                 PROPOSAL FOUR

                            APPOINTMENT OF AUDITORS

     The Board of Directors has approved a resolution retaining PricewaterhouseCoopers LLP as its independent auditors for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1989. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity at the meeting to make a statement if he desires to do so and will be available to respond to appropriate questions.

     The Board of Directors has conditioned its appointment of its independent auditors upon receiving the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting. In the event the shareholders do not approve the selection of PricewaterhouseCoopers LLP, the Board of Directors will reconsider the appointment of independent auditors.

FEES BILLED TO DISC BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2000

  Audit Fees

     Audit fees billed to us by PricewaterhouseCoopers LLP during our 2000 fiscal year for review of our 1999 annual financial statements and the financial statements included in our 1999 quarterly reports were $73,550.

  Financial Information Systems Design and Implementation Fees

     We did not engage PricewaterhouseCoopers LLP to provide advice to us regarding financial information systems design and implementation during the 2000 fiscal year.

  All Other Fees

     There were no other fees billed to us by PricewaterhouseCoopers LLP during our 2000 fiscal year for any other services.

     Our Audit Committee has considered and believes that the services to our company provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS.

                         REPORT OF THE AUDIT COMMITTEE

     Our Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with its charter which was adopted in June 2000 and a copy of which is attached as Appendix A. Our management team has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with our management team the audited financial statements in our Annual Report on Form 10-K and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with our independent auditors, who are responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from us including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with independent auditors the overall scope and plans for their audits. The Audit Committee meets with independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors for fiscal 2001.

     Report submitted by: Michael McManus, Frank Connors and Arch McGill.

                             SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 2002 Annual Meeting of Shareholders which is desired to be presented in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than March 8, 2002. Any such proposal must be submitted in writing to the attention of the Company's Corporate Secretary at 372 Turquoise Street, Milpitas, California 95035. Matters pertaining to such proposals, including the number and length thereof, the eligibility of persons entitled to have such proposals included and other aspects, are regulated by the Securities Exchange Act of 1934, as amended, the Rules and Regulations of the Commission and other laws and regulations to which interested persons should refer. If the Company is not notified of a shareholder proposal by May 23, 2002, then the proxies held by the management of the Company may provide the discretion to vote against such shareholder proposal, even though such proposal is not discussed in the proxy statement.

                                 OTHER MATTERS

     Management is not aware of any other matters to come before the meeting. If any other matter not mentioned in this Proxy Statement is brought before the meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors
                                          J. Richard Ellis
                                          Chairman of the Board, President and
                                          Chief Executive Officer

August 21, 2001

     The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2000 is being mailed concurrently with this Proxy Statement to all shareholders of record as of August 20, 2001. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

     COPIES OF THE COMPANY'S ANNUAL REPORT TO THE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER, AT DISC, INC., 372 TURQUOISE STREET, MILPITAS, CALIFORNIA 95035.

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                                   DISC, INC.

Purpose:

     The Audit Committee will make such examinations as are necessary to monitor DISC, Inc. (the "Company") systems of internal control, corporate financial reporting and its internal and external audits, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors' attention.

     In additions, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

Membership:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

          1. Will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

          2. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities; and will be an independent director.

Responsibilities:

     The responsibilities of the Audit Committee shall include:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

          2. Reviewing the independent auditors' proposed audit scope, approach, and independence;

          3. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

          4. Reviewing the performance of the independent auditors, who shall be accountable to the Board and the Audit Committee;

          5. Recommending the appointment of independent auditors to the Board of Directors;

          6. Reviewing fee arrangements with the independent auditors;

          7. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

          8. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release; including the Company's quarterly 10-Q.

          9. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

          10. Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

          11. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          12. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          13. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          14. Reviewing related party transactions for potential conflicts of interest;

          15. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

          16. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

Meetings:

     The Audit Committee will meet at least two times each year beginning in 2001. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

Minutes:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

                                                                      APPENDIX B

                              AMENDED AND RESTATED

                         1990 STOCK PLAN OF DISC, INC.

     1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422A of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422A of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (e) "Common Stock" means the Common Stock of the Company.

          (f) "Company" means Document Imaging Systems Corporation, a California corporation.

          (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i) "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (l) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422A of the Code.

          (m) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (n) "Option" means a stock option granted pursuant to the Plan.

          (o) "Optioned Stock" means the Common Stock subject to an Option.

          (p) "Optionee" means an Employee or Consultant who receives an option.

          (q) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 425(e) of the Code.

          (r) "Plan" means this 1990 Stock Plan.

          (s) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

          (t) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (u) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 425(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,800,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

     If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

          (i) Administration With Respect to Directors and Officers. With respect to grants of options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

          (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

          (iii) Administration With Respect to Consultants and Other
     Employees. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

          (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

          (vii) to determine whether and under what circumstances an option may be settled in cash under subsection 9(f) instead of Common Stock;

          (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

          (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted: and

          (x) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any options.

     5. Eligibility.

     (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the option Agreement.

     8. Option Exercise Price and Consideration.

     (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option

             (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option

             (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

             (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the company to retain from the total number of Shares as to which the option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the company (Section 315(b) of the California General Corporation law).

     9. Exercise of option.

     (a) Procedure for Exercise: Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 13 of the Plan.

     Exercise of an option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22 (e) (3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

     (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

     (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator; and

          (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company: provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     14. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422A of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     19. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more options outstanding, a balance sheet and an income statement at least annually. The Company shall not be required to provide such information if the issuance of options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                      APPENDIX C

                                   DISC, INC.

                                2001 STOCK PLAN

     1. Purposes of the Plan. The purposes of this 2001 Stock Plan are:

     - to attract and retain the best available personnel for positions of substantial responsibility,

     - to provide additional incentive to Employees and Consultants, and

     - to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Restricted Stock, or will be, granted under the Plan.

          (c) "Award" means, individually or collectively, a grant under the Plan of Nonstatutory Stock Options, Incentive Stock Options or Restricted Stock.

          (d) "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Change in Control" means the occurrence of any of the following events:

             (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities; or

             (ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company's assets;

             (iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are Directors as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

             (iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

          (g) "Code" means the Internal Revenue Code of 1986, as amended.

          (h) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (i) "Common Stock" means the common stock of the Company.

          (j) "Company" means Disc, Inc., a California corporation.

          (k) "Consultant" means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (l) "Director" means a member of the Board.

          (m) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (n) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable, or if there were no sales on such date, the closing sales price for such stock as quoted on such exchange or system on the last market trading day prior to the date of determination;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t) "Option" means a stock option granted pursuant to the Plan.

          (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

          (v) "Optioned Stock" means the Common Stock subject to an Option.

          (w) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x) "Participant" means a Service Provider who has an outstanding
     Award.

          (y) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. As provided in
     Section 11, such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator, in its discretion.

          (z) "Plan" means this 2001 Stock Plan.

          (aa) "Restricted Stock" means shares of Common Stock granted to a Participant pursuant to Section 11.

          (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (cc) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (dd) "Service Provider" means an Employee or Consultant.

          (ee) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (ff) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 400,000 Shares, plus any Shares that have been reserved but not issued under the Company's 1990 Stock Plan (the "1990 Plan") as of October 21, 2001 and any Shares that are returned to the 1990 Plan as a result of the termination of options or the repurchase of Shares issued under the 1990 Plan. Such Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or pursuant to a grant of Restricted Stock, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

     (a) Procedure.

          (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

          (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

          (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

          (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

     (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value;

          (ii) to select the Service Providers to whom Awards may be granted hereunder;

          (iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (iv) to approve forms of agreement for use under the Plan;

          (v) to determine the terms and conditions, not inconsistent with the terms of the Plan or of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          (vii) to institute an Option Exchange Program;

          (viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

          (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

          (x) to modify or amend each Award (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

          (xi) to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or with respect to a grant of Restricted Stock that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

          (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

     5. Eligibility. Nonstatutory Stock Options and Restricted Stock may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6. Limitations.

     (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (b) Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

     7. Term of Plan. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

     9. Option Exercise Price and Consideration.

     (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

        (i) In the case of an Incentive Stock Option

             (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

             (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

     (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

     (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

          (i) cash;

          (ii) check;

          (iii) promissory note;

          (iv) other Shares which, in the case of Shares acquired directly or indirectly from the Company, (A) have been owned by the Participant for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

          (vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

          (vii) any combination of the foregoing methods of payment; or

          (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

     (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

     Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (c) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     (d) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following Participant's death. If, at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11. Restricted Stock.

     (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine. The Administrator, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Award Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Award Agreement shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     (c) Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

     (d) Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

     (e) Other Restrictions. The Administrator, in its sole discretion, may set restrictions based upon the achievement of specific performance objectives (Company-wide, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

     (f) Legend on Certificates. The Administrator, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Administrator may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

     "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Disc, Inc. 2001 Stock Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of Disc, Inc."

     (g) Removal of Restrictions. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 11(f) removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

     (h) Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

     (i) Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

     (j) Return of Restricted Stock to the Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

     12. Adjustments Upon Changes in Capitalization, Merger or Change in
Control.

     (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, and the number of shares of Common Stock as well as the exercise price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Participant to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any restrictions applicable to any Shares purchased upon exercise of an Option or subject to an Award of Restricted Stock shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award terminate immediately prior to the consummation of such proposed action.

     (c) Merger or Change in Control. In the event of a merger of the Company with or into another corporation, or a Change in Control, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.

     In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable and any restriction applicable to any Shares purchased upon exercise of an Option or subject to an Award of Restricted Stock shall lapse as to all such Shares. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period.

     For the purposes of this subsection (c), the Award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share of stock subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be purchased or received, for each Share of stock subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

     13. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

     14. Amendment and Termination of the Plan.

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

     (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

     (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     15. Conditions Upon Issuance of Shares.

     (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or grant of Restricted Stock unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                   EXECUTION

     IN WITNESS WHEREOF, Disc, Inc., by its duly authorized officer, has executed the Plan on the date indicated below.

                                          DISC, INC.

Dated:             , 2001                 By
                                            ------------------------------------
                                            Title:

                                   DISC, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       ANNUAL MEETING OF THE SHAREHOLDERS
                               SEPTEMBER 20, 2001

       The undersigned shareholder of DISC, Inc., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement, each dated August 21, 2001, and hereby nominates, constitutes and appoints J. Richard Ellis and Henry Madrid, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to represent and vote at the 2001 Annual Meeting of Shareholders of the Company to be held at the Company's facility, 372 Turquoise Street, Milpitas, California, on September 20, 2001, at 9:00 A.M., and at any and all adjournments thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

                               ------------------

                              FOLD AND DETACH HERE

                               ------------------

       Please mark your vote as [X] indicated in this example.

       THE DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING:

       1.  ELECTION OF DIRECTORS:

          _____  FOR all nominees listed below (except as indicated).

          _____  WITHHOLD authority to vote for all nominees listed below.

              IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

          01 Frank T. Connors, 02 J. Richard Ellis, 03 Arch J. McGill,
          04 F. Rigdon Currie, 05 Michael D. Kaufman, 06 Michael A. McManus, Jr.





                                                       FOR  AGAINST  ABSTAIN

      2.  AMENDMENT TO THE COMPANY'S 1990 STOCK PLAN   [ ]    [ ]      [ ]

      3.  APPROVAL OF THE 2001 STOCK OPTION PLAN       [ ]    [ ]      [ ]

      4.  APPROVAL OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS
          INDEPENDENT AUDITORS                         [ ]    [ ]      [ ]

IMPORTANT--PLEASE SIGN AND DATE AND RETURN PROMPTLY

       THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THIS SIDE. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NAMED ON THIS SIDE OF THIS PROXY, "FOR" THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S 1990 STOCK PLAN TO 2,800,000, "FOR" APPROVAL OF THE 2001 STOCK OPTION PLAN AND "FOR" APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY AND ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.



                     WHETHER OR NOT YOU PLAN TO ATTEND THIS
                    MEETING, YOU ARE URGED TO SIGN AND RETURN
                  THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME
                                PRIOR TO ITS USE.

Signature(s)                               Date
            ---------------------------        ---------------------------------


PRINT NAME(s)

       NOTE: Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations, and others signing in a fiduciary capacity should so indicate and state their full titles as such. If shares are held by joint tenants or as community property, each holder should sign.

                              FOLD AND DETACH HERE


                                      -27-